OTHER INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2015
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSES), NET

NOTE 12—OTHER INCOME (EXPENSES), NET

Other income (expenses), net consists of the following:

	Years ended December 31,
	2015	2014	2013
	(in thousands)
Foreign exchange gains (losses)	$190	$(586)	$3,856
Gain(loss) from the currency translation adjustment(1)	—	(121)	7,088
Tax reversal for expiration of the statute of limitations(2)	—	992	1,240
ESA loan impairment (3)	2,788	(2,788)	—
ESA loan interest (3)	1,129	—	—
Realized investment gain(4)	1,529	—	—
UiTV loan impairment(5)	(2,250)	—	—
Other	103	254	(704)
Total	$3,489	$(2,249)	$11,480

(1)	During 2013, the Company recognized $7.1 million gain in the Consolidated Statements of Operations and Comprehensive Income (Loss) on the reversal of the cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of two previously inactive Chinese entities. The prior cumulative translation adjustment primarily resulted from the difference between local functional currency and the Company’s reporting currency.

(2)	Previously, when the Company divested its Korean subsidiary, the Company provided a tax reserve as it offered indemnification to the buyer for the uncertain tax position arising in the periods before the divestiture. In 2013, approximately $1.2 million of such tax reserve was released due to expiration of statute of limitations. In 2014, remaining amount of approximately $1.0 million of such tax reserve was released due to expiration of statute of limitations.

(3)	The Company signed the loan agreement to for a total amount of $5.6 million in the fourth quarter of 2012, $4.0 million was drawdown in the fourth quarter of 2012 and the remaining in the first quarter of 2013. The loan bears interest at 20% per annum and originally matured on December 31, 2013, with subsequently extended the maturity date on 50% of the loan, or $2.8 million, to June 30, 2014, and the other half extended to December 31, 2014. In the fourth quarter of 2014, the Company received $0.8 million. The Company has performed an assessment on the need for a valuation reserve and $2.8 million was charged as impairment in other expenses in 2014 as the collection term was due. In the third quarter of 2015, the Company received $6.0 million including $1.1 interest income. Accordingly, $2.8 million reserve was reversed and recorded in Other income (expense), net. Therefore, all the principal of the outstanding entrusted loan was collected and the contract was closed.

(4)	The Company received 124,395 shares of Inphi on November 14, 2014 to exchange for the 1% interest in Cortina. Management assessed the shares and classified them as available-for-sale securities and subject to fair value accounting. As of December 31, 2014, the fair value of the shares is $2.3 million, which results in an unrealized gain of $0.5 million in Other Comprehensive Income. In the first quarter of 2015, the Company sold the 124,395 shares of Inphi stock with a total cash consideration of $2.4 million, which resulted in a realized gain of $0.6million in Other Income. In the second quarter of 2015, the Company also received $0.7 million in cash proceeds in connection with the sale of assets that had a $0 net carrying value, resulting in a realized gain in Other Income. In the fourth quarter of 2015, another $0.3 million was released from escrow deposited by Inphi during the transaction and the Company recorded as a realized gain in Other Income.

(5)	The other receivable balance includes loans to UiTV of approximately $2.25 as of December 31, 2015. UiTV used this amount to purchase Set Top Boxes for the Internet television service in Thailand. Pursuant to the contract, UiTV repays in installments, starting from January of 2015 to July of 2018. The Company has performed an assessment on the need for a valuation reserve due to collectability risk and $2.3 million was reserved as of December 31, 2015.